                                                                    EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                           December 31,        December 31,          September 30,
(dollars in thousands)                                         2006               2005                   2006
                                                          -------------      --------------          -------------
LOAN PORTFOLIO:
Originated and acquired residential mortgage              $   333,568        $   452,853             $   356,179
Home equity                                                   991,327            900,985                 993,994
Marine                                                        374,624            412,643                 387,640
Other                                                          28,455             32,793                  31,046
                                                          -----------        -----------             -----------
Total consumer                                              1,727,974          1,799,274               1,768,859
                                                          -----------        -----------             -----------

Commercial mortgage                                           445,563            485,743                 434,484
Residential real estate construction                          599,275            414,803                 554,794
Commercial real estate construction                           357,594            312,399                 302,953
Commercial business                                           735,086            683,162                 706,937
                                                          -----------        -----------             -----------
Total commercial                                            2,137,518          1,896,107               1,999,168
                                                          -----------        -----------             -----------
     Total loans                                          $ 3,865,492        $ 3,695,381             $ 3,768,027
                                                          ===========        ===========             ===========

NON-PERFORMING ASSETS:
Originated and acquired residential mortgage              $     7,202        $     7,340             $     7,071
Home equity                                                       280                243                     140
Other consumer                                                    492                315                     467
Commercial mortgage                                             1,335              1,437                   1,347
Commercial business                                            10,417             16,336                  14,574
                                                          -----------        -----------             -----------
Total non-accrual loans                                        19,726             25,671                  23,599
Total renegotiated loans                                            -                  -                       -
                                                          -----------        -----------             -----------
  Total non-performing loans                                   19,726             25,671                  23,599
Total other assets and real estate owned                        2,483              1,787                   2,100
                                                          -----------        -----------             -----------
  Total non-performing assets                             $    22,209        $    27,458             $    25,699
                                                          ===========        ===========             ===========

90-DAY DELINQUENCIES:
Originated and acquired residential mortgage              $     3,030        $     5,131             $     2,744
Home equity                                                       648                251                     337
Other consumer                                                  1,413              1,069                     352
Residential real estate construction                                -                118                     112
Commercial business                                                97              1,551                   1,367
                                                          -----------        -----------             -----------
  Total 90-day delinquencies                              $     5,188        $     8,120             $     4,912
                                                          ===========        ===========             ===========

ASSET QUALITY RATIOS:
Non-performing loans to loans                                    0.51%              0.69%                   0.63%
Non-performing assets to loans                                   0.57%              0.74%                   0.68%
Allowance for loan losses to loans                               1.17%              1.24%                   1.19%
Net charge-offs in quarter to average loans                      0.14%              0.09%                   0.10%
Allowance for loan losses to non-performing loans              229.15%            177.78%                 189.43%


                                                          Three Months Ended December 31,               Three Months
                                                          -------------------------------           Ended September 30,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                        2006               2005                     2006
                                                          -----------        -----------            -------------------
Balance at beginning of period                            $    44,703        $    46,049             $    44,700
Provision for loan losses                                       1,877                400                     954
Less loans charged-off, net of recoveries:
  Originated and acquired residential mortgage                    181                 86                     197
  Home equity                                                     (14)               (31)                    (19)
  Other consumer                                                  683                408                     720
  Commercial mortgage                                               -                107                       -
  Residential real estate construction                              -                (32)                      -
  Commercial business                                             527                272                      53
                                                          -----------        -----------             -----------
         Net charge-offs                                        1,377                810                     951
                                                          -----------        -----------             -----------
Balance at end of period                                  $    45,203        $    45,639             $    44,703
                                                          ===========        ===========             ===========


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                       Three Months Ended           Twelve Months Ended
                                                                           December 31,                 December 31,
                                                                 ----------------------------   ----------------------------
(dollars in thousands, except per share data)                         2006            2005           2006            2005
                                                                 ------------   -------------   ------------   -------------
INTEREST INCOME:
  Loans, including fees                                             $ 69,002        $ 59,189      $ 263,356       $ 218,071
  Investment securities                                               24,550          23,484         98,468          95,230
  Tax-advantaged loans and securities                                  1,172             411          3,992           1,282
  Short-term investments                                                 136              63            418             219
                                                                 ------------   -------------   ------------   -------------
    Total interest income                                             94,860          83,147        366,234         314,802
                                                                 ------------   -------------   ------------   -------------
INTEREST EXPENSE:
  Deposits                                                            25,118          16,181         83,315          53,818
  Short-term borrowings                                                8,308           6,425         35,551          21,326
  Long-term debt                                                      12,154          10,033         43,365          40,948
                                                                 ------------   -------------   ------------   -------------
    Total interest expense                                            45,580          32,639        162,231         116,092
                                                                 ------------   -------------   ------------   -------------
Net interest income                                                   49,280          50,508        204,003         198,710
  Less provision for loan losses                                       1,877             400          3,973           5,023
                                                                 ------------   -------------   ------------   -------------
Net interest income, after provision for loan losses                  47,403          50,108        200,030         193,687
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                 23,462          23,554         94,032          88,534
  Commissions and fees                                                 1,362           1,231          6,132           5,003
  Net gains (losses)                                                  (7,542)            478         (6,426)          1,292
  Derivative losses on swaps                                             (19)         (1,261)          (533)         (4,367)
  Net cash settlement on swaps                                           189             251            903           3,512
  Other non-interest income                                            4,962           4,291         19,562          18,535
                                                                 ------------   -------------   ------------   -------------
    Total non-interest income                                         22,414          28,544        113,670         112,509
                                                                 ------------   -------------   ------------   -------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                      29,720          26,812        111,873         101,338
  Occupancy expense, net                                               5,984           5,503         23,217          22,554
  Furniture and equipment expense                                      3,996           3,943         15,604          14,663
  External processing fees                                             5,158           4,946         20,531          20,357
  Other non-interest expense                                          10,521          10,453         43,354          41,825
                                                                 ------------   -------------   ------------   -------------
    Total non-interest expense                                        55,379          51,657        214,579         200,737
                                                                 ------------   -------------   ------------   -------------
Income before income taxes                                            14,438          26,995         99,121         105,459
Income tax expense                                                     3,155           8,025         29,118          32,509
                                                                 ------------   -------------   ------------   -------------
Net income                                                          $ 11,283        $ 18,970      $  70,003       $  72,950
                                                                 ============   =============   ============   =============

NET INCOME PER SHARE AMOUNTS:
  Basic                                                             $   0.35        $   0.58      $    2.14       $    2.21
  Diluted                                                               0.34            0.57           2.12            2.17


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                             December 31,     December 31,
(dollars in thousands, except share amounts)                                     2006             2005
                                                                            --------------   --------------
ASSETS:
  Cash and due from banks                                                     $   142,794      $   159,474
  Short-term investments                                                            7,118            3,992
  Mortgage loans held for sale                                                     10,615            8,169
  Securities available for sale                                                 1,582,736        1,794,086
  Securities held to maturity                                                     102,226          111,269
  Loans                                                                         3,865,492        3,695,381
  Less allowance for loan losses                                                   45,203           45,639
                                                                            --------------   --------------
    Net loans                                                                   3,820,289        3,649,742
                                                                            --------------   --------------
  Premises and equipment, net                                                      67,936           65,893
  Accrued interest receivable                                                      37,084           31,766
  Goodwill                                                                        254,543          254,855
  Intangible assets                                                                 8,965           10,765
  Other assets                                                                    262,188          265,915
                                                                            --------------   --------------
Total assets                                                                  $ 6,296,494      $ 6,355,926
                                                                            ==============   ==============

LIABILITIES:
  Deposits:
    Noninterest-bearing                                                       $   761,830      $   860,023
    Interest-bearing                                                            3,378,282        3,264,444
                                                                            --------------   --------------
      Total deposits                                                            4,140,112        4,124,467
                                                                            --------------   --------------
  Short-term borrowings                                                           658,887          647,752
  Long-term debt                                                                  828,079          920,022
  Accrued expenses and other liabilities                                           36,262           33,190
                                                                            --------------   --------------
      Total liabilities                                                         5,663,340        5,725,431
                                                                            --------------   --------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares;
   issued 32,433,387 and 32,933,118 shares at December 31, 2006
   and December 31, 2005, respectively                                             32,433           32,933
  Additional paid-in capital                                                      370,426          393,555
  Retained earnings                                                               252,880          221,290
  Net accumulated other comprehensive loss                                        (22,585)         (17,283)
                                                                            --------------   --------------
      Total stockholders' equity                                                  633,154          630,495
                                                                            --------------   --------------
Total liabilities and stockholders' equity                                    $ 6,296,494      $ 6,355,926
                                                                            ==============   ==============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                   Three Months Ended                     Three Months Ended
                                                    December 31, 2006                     December 31, 2005
                                         --------------------------------------  -----------------------------------
(dollars in thousands)                       Average      Income/     Yield/       Average       Income/    Yield/
(tax-equivalent basis)                       Balance      Expense      Rate        Balance       Expense     Rate
                                         -------------  -----------  ----------  ------------- ------------ --------
ASSETS:
Interest-earning assets:
Originated and acquired residential          $  344,201   $  5,216     6.01 %     $  479,884     $  7,064    5.84 %
Home equity                                     993,942     17,486     6.98          879,598       13,300    6.00
Marine                                          379,588      5,157     5.39          416,527        5,538    5.27
Other consumer                                   29,813        566     7.53           33,737          729    8.57
Commercial mortgage                             438,118      7,766     7.03          482,593        7,974    6.56
Residential construction                        571,890     12,568     8.72          426,898        8,209    7.63
Commercial construction                         338,299      7,000     8.21          301,461        5,212    6.86
Commercial business                             714,037     13,350     7.42          649,191       11,155    6.82
                                            -----------  ---------                ----------    ----------
  Total loans                                 3,809,888     69,109     7.20        3,669,889       59,181    6.40
                                            -----------  ---------                ----------    ----------
Loans held for sale                              10,063        159     6.27            9,285          146    6.24
Short-term investments                            9,868        136     5.47            7,373           63    3.39
Taxable investment securities                 1,732,323     24,550     5.62        1,895,310       23,484    4.92
Tax-advantaged investment securities            101,119      1,536     6.03           32,645          518    6.30
                                            -----------  ---------                ----------    ----------
    Total investment securities               1,833,442     26,086     5.64        1,927,955       24,002    4.94
                                            -----------  ---------                ----------    ----------
    Total interest-earning assets             5,663,261     95,490     6.69        5,614,502       83,392    5.89
                                            -----------  ---------                ----------    ----------
Less: allowance for loan losses                  44,636                               46,007
Cash and due from banks                         121,684                              142,914
Other assets                                    631,852                              619,033
                                            -----------                           ----------
  Total assets                               $6,372,161                           $6,330,442
                                            ===========                           ==========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits             $  514,648        722     0.56       $  588,077          789    0.53
Money market deposits                           553,650      4,511     3.23          604,104        3,368    2.21
Savings deposits                                610,886        724     0.47          707,822          516    0.29
Direct time deposits                          1,091,360     12,065     4.39          870,234        6,628    3.02
Brokered time deposits                          567,241      7,096     4.96          430,067        4,880    4.50
Short-term borrowings                           702,038      8,308     4.70          722,749        6,425    3.53
Long-term debt                                  888,170     12,154     5.43          912,700       10,033    4.36
                                            -----------  ---------                ----------    ----------
  Total interest-bearing liabilities          4,927,993     45,580     3.67        4,835,753       32,639    2.68
                                            -----------  ---------                ----------    ----------
Noninterest-bearing demand deposits             742,494                              816,635
Other liabilities                                41,332                               38,466
Stockholders' equity                            660,342                              639,588
                                            -----------                           ----------
  Total liabilities and stockholders' equity $6,372,161                           $6,330,442
                                            ===========                           ==========
Net interest-earning assets                  $  735,268                           $  778,749
                                            ===========                           ==========
Net interest income (tax-equivalent)                        49,910                                 50,753
Less: tax-equivalent adjustment                                630                                    245
                                                         ---------                              ---------
Net interest income                                       $ 49,280                               $ 50,508
                                                         =========                              =========


Net yield on interest-earning assets                                   3.50 %                                3.59 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                                                                              2006/2005
                                               --------------------------------------------------       Income/Expense Variance
                                                2006 Quarter to 2005 Quarter Increase/(Decrease)            Due to Change In
                                               --------------------------------------------------     -----------------------------
(dollars in thousands)                           Average         %          Income/         %             Average        Average
(tax-equivalent basis)                           Balance      Change       Expense       Change             Rate         Volume
                                               -----------    ---------   ------------ ----------     -------------  --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential             $ (135,683)    (28.3)%     $ (1,848)     (26.2)%         $    203        $ (2,051)
Home equity                                        114,344      13.0          4,186       31.5              2,332           1,854
Marine                                             (36,939)     (8.9)          (381)      (6.9)               119            (500)
Other consumer                                      (3,924)    (11.6)          (163)     (22.4)               (83)            (80)
Commercial mortgage                                (44,475)     (9.2)          (208)      (2.6)               557            (765)
Residential construction                           144,992      34.0          4,359       53.1              1,290           3,069
Commercial construction                             36,838      12.2          1,788       34.3              1,103             685
Commercial business                                 64,846      10.0          2,195       19.7              1,029           1,166
                                               -----------                ----------
    Total loans                                    139,999       3.8          9,928       16.8
                                               -----------                ----------
Loans held for sale                                    778       8.4             13        8.9                  1              12
Short-term investments                               2,495      33.8             73      115.9                 47              26
Taxable investment securities                     (162,987)     (8.6)         1,066        4.5              3,194          (2,128)
Tax-advantaged investment securities                68,474     209.8          1,018      196.5                (23)          1,041
                                               -----------                ----------
    Total investment securities                    (94,513)     (4.9)         2,084        8.7
                                               -----------                ----------
    Total interest-earning assets                   48,759       0.9         12,098       14.5             11,368             730
                                               -----------                ----------
Less: allowance for loan losses                     (1,371)     (3.0)
Cash and due from banks                            (21,230)    (14.9)
Other assets                                        12,819       2.1
                                               -----------
    Total assets                                $   41,719       0.7
                                               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits                $ (73,429)     (12.5)           (67)      (8.5)                35            (102)
Money market deposits                             (50,454)      (8.4)         1,143       33.9              1,444            (301)
Savings deposits                                  (96,936)     (13.7)           208       40.3                287             (79)
Direct time deposits                              221,126       25.4          5,437       82.0              3,479           1,958
Brokered time deposits                            137,174       31.9          2,216       45.4                539           1,677
Short-term borrowings                             (20,711)      (2.9)         1,883       29.3              2,072            (189)
Long-term debt                                    (24,530)      (2.7)         2,121       21.1              2,397            (276)
                                               -----------                ----------
    Total interest-bearing liabilities             92,240        1.9         12,941       39.6             12,307             634
                                               -----------                ----------
Noninterest-bearing demand deposits               (74,141)      (9.1)
Other liabilities                                   2,866        7.5
Stockholders' equity                               20,754        3.2
                                               -----------
    Total liabilities and stockholders' equity  $  41,719        0.7
                                               ===========
Net interest-earning assets                     $ (43,481)      (5.6)
                                               ===========
Net interest income (tax-equivalent)                                           (843)      (1.7)          $   (939)       $     96
Less: tax-equivalent adjustment                                                 385      157.1
                                                                          ----------
Net interest income                                                        $ (1,228)      (2.4)
                                                                          ==========


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                        Three Months Ended                   Three Months Ended
                                                        December 31, 2006                    September 30, 2006
                                              -----------------------------------    -----------------------------------
(dollars in thousands)                          Average        Income/     Yield/       Average       Income/    Yield/
(tax-equivalent basis)                          Balance        Expense      Rate        Balance       Expense     Rate
                                              -----------    ----------   -------    -----------     --------   --------
ASSETS:
Interest-earning assets:
Originated and acquired residential            $  344,201     $  5,216     6.01 %     $  373,568     $  6,023    6.40 %
Home equity                                       993,942       17,486     6.98          983,288       17,307    6.98
Marine                                            379,588        5,157     5.39          389,728        5,285    5.38
Other consumer                                     29,813          566     7.53           32,366          593    7.27
Commercial mortgage                               438,118        7,766     7.03          449,305        7,963    7.03
Residential construction                          571,890       12,568     8.72          535,183       11,905    8.83
Commercial construction                           338,299        7,000     8.21          307,655        6,058    7.81
Commercial business                               714,037       13,350     7.42          703,523       13,286    7.49
                                               ----------     --------                ----------     --------
    Total loans                                 3,809,888       69,109     7.20        3,774,616       68,420    7.19
                                               ----------     --------                ----------     --------
Loans held for sale                                10,063          159     6.27           10,866          197    7.19
Short-term investments                              9,868          136     5.47            7,898           92    4.62
Taxable investment securities                   1,732,323       24,550     5.62        1,811,500       25,234    5.53
Tax-advantaged investment securities              101,119        1,536     6.03           97,066        1,470    6.01
                                               ----------     --------                ----------     --------
    Total investment securities                 1,833,442       26,086     5.64        1,908,566       26,704    5.55
                                               ----------     --------                ----------     --------
    Total interest-earning assets               5,663,261       95,490     6.69        5,701,946       95,413    6.64
                                               ----------     --------                ----------     --------
Less: allowance for loan losses                    44,636                                 44,749
Cash and due from banks                           121,684                                122,805
Other assets                                      631,852                                626,770
                                               ----------                             ----------
   Total assets                                $6,372,161                             $6,406,772
                                               ==========                             ==========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits               $  514,648          722     0.56       $  539,858          722    0.53
Money market deposits                             553,650        4,511     3.23          576,136        4,385    3.02
Savings deposits                                  610,886          724     0.47          645,666          734    0.45
Direct time deposits                            1,091,360       12,065     4.39          982,228       10,055    4.06
Brokered time deposits                            567,241        7,096     4.96          520,367        6,248    4.76
Short-term borrowings                             702,038        8,308     4.70          722,043        8,661    4.76
Long-term debt                                    888,170       12,154     5.43          963,669       12,919    5.32
                                               ----------     --------                ----------     --------
  Total interest-bearing liabilities            4,927,993       45,580     3.67        4,949,967       43,724    3.50
                                               ----------     --------                ----------     --------
Noninterest-bearing demand deposits               742,494                                759,874
Other liabilities                                  41,332                                 39,773
Stockholders' equity                              660,342                                657,158
                                               ----------                             ----------
   Total liabilities and stockholders' equity  $6,372,161                             $6,406,772
                                               ==========                             ==========
Net interest-earning assets                    $  735,268                             $  751,979
                                               ==========                             ==========
Net interest income (tax-equivalent)                            49,910                                 51,689
Less: tax-equivalent adjustment                                    630                                    601
                                                              --------                               --------
Net interest income                                           $ 49,280                               $ 51,088
                                                              ========                               ========

Net yield on interest-earning assets                                       3.50 %                                3.60 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME


                                                                                                          Quarter to Quarter
                                             ----------------------------------------------------       Income/Expense Variance
                                             Current Quarter to Prior Quarter Increase/(Decrease)          Due to Change In
                                             ----------------------------------------------------     ---------------------------
(dollars in thousands)                           Average        %          Income/        %              Average         Average
(tax-equivalent basis)                           Balance      Change       Expense     Change             Rate           Volume
                                             -------------   --------     ----------   --------        -----------     ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential             $ (29,367)     (7.9)%     $   (807)     (13.4)%          $  (350)       $   (457)
Home equity                                        10,654       1.1            179        1.0                 (8)            187
Marine                                            (10,140)     (2.6)          (128)      (2.4)                10            (138)
Other consumer                                     (2,553)     (7.9)           (27)      (4.6)                21             (48)
Commercial mortgage                               (11,187)     (2.5)          (197)      (2.5)                 1            (198)
Residential construction                           36,707       6.9            663        5.6               (145)            808
Commercial construction                            30,644      10.0            942       15.5                318             624
Commercial business                                10,514       1.5             64        0.5               (133)            197
                                               ----------                ----------
     Total loans                                   35,272       0.9            689        1.0
                                               ----------                ----------
Loans held for sale                                  (803)     (7.4)           (38)     (19.3)               (24)            (14)
Short-term investments                              1,970      24.9             44       47.8                 19              25
Taxable investment securities                     (79,177)     (4.4)          (684)      (2.7)               433          (1,117)
Tax-advantaged investment securities                4,053       4.2             66        4.5                  5              61
                                               ----------                ----------
     Total investment securities                  (75,124)     (3.9)          (618)      (2.3)
                                               ----------                ----------
     Total interest-earning assets                (38,685)     (0.7)            77        0.1                727            (650)
                                               ----------                ----------
Less: allowance for loan losses                      (113)     (0.3)
Cash and due from banks                            (1,121)     (0.9)
Other assets                                        5,082       0.8
                                               ----------
     Total assets                               $ (34,611)     (0.5)
                                               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits                $ (25,210)     (4.7)             -        0.0                 35             (35)
Money market deposits                             (22,486)     (3.9)           126        2.9                301            (175)
Savings deposits                                  (34,780)     (5.4)           (10)      (1.4)                31             (41)
Direct time deposits                              109,132      11.1          2,010       20.0                841           1,169
Brokered time deposits                             46,874       9.0            848       13.6                269             579
Short-term borrowings                             (20,005)     (2.8)          (353)      (4.1)              (115)           (238)
Long-term debt                                    (75,499)     (7.8)          (765)      (5.9)               264          (1,029)
                                               ----------                ----------
    Total interest-bearing liabilities            (21,974)     (0.4)         1,856        4.2              2,051            (195)
                                               ----------                ----------
Noninterest-bearing demand deposits               (17,380)     (2.3)
Other liabilities                                   1,559       3.9
Stockholders' equity                                3,184       0.5
                                               ----------
    Total liabilities and stockholders' equity  $ (34,611)     (0.5)
                                               ==========
Net interest-earning assets                     $ (16,711)     (2.2)
                                               ==========
Net interest income (tax-equivalent)                                        (1,779)      (3.4)           $(1,324)       $   (455)
Less: tax-equivalent adjustment                                                 29        4.8
                                                                        -----------
Net interest income                                                       $ (1,808)      (3.5)
                                                                        ===========


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                  Twelve Months Ended                   Twelve Months Ended
                                                    December 31, 2006                     December 31, 2005
                                         -------------------------------------  ------------------------------------
(dollars in thousands)                       Average       Income/     Yield/     Average       Income/     Yield/
(tax-equivalent basis)                       Balance       Expense      Rate      Balance       Expense      Rate
                                         -------------  -----------  ---------  -----------   -----------  ---------
ASSETS:
Interest-earning assets:
Originated and acquired residential        $  389,836    $  24,276     6.23 %     $  565,693    $  33,081    5.85 %
Home equity                                   959,731       64,943     6.77          802,723       45,214    5.63
Marine                                        392,182       20,830     5.31          425,571       22,187    5.21
Other consumer                                 30,182        2,318     7.68           35,648        2,984    8.37
Commercial mortgage                           455,962       31,772     6.97          479,726       30,016    6.26
Residential construction                      516,192       44,157     8.55          330,766       22,954    6.94
Commercial construction                       312,770       24,204     7.74          298,780       18,693    6.26
Commercial business                           697,050       50,981     7.31          666,552       43,341    6.50
                                          -----------   ----------               -----------   ----------
    Total loans                             3,753,905      263,481     7.02        3,605,459      218,470    6.06
                                          -----------   ----------               -----------   ----------
Loans held for sale                             9,700          653     6.73            7,368          441    5.99
Short-term investments                          8,617          418     4.85            7,529          219    2.91
Taxable investment securities               1,807,687       98,468     5.45        2,026,440       95,230    4.70
Tax-advantaged investment securities           88,773        5,369     6.05           17,977        1,207    6.71
                                          -----------   ----------               -----------   ----------
    Total investment securities             1,896,460      103,837     5.48        2,044,417       96,437    4.72
                                          -----------   ----------               -----------   ----------
    Total interest-earning assets           5,668,682      368,389     6.50        5,664,773      315,567    5.57
                                          -----------   ----------               -----------   ----------
Less: allowance for loan losses                44,880                                 46,001
Cash and due from banks                       122,406                                139,643
Other assets                                  628,975                                622,983
                                          -----------                            -----------
Total assets                               $6,375,183                             $6,381,398
                                          ===========                            ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits           $  550,528        2,760     0.50       $  574,631        2,118    0.37
Money market deposits                         590,723       16,583     2.81          582,547       10,782    1.85
Savings deposits                              657,722        2,598     0.39          737,251        2,135    0.29
Direct Time deposits                          973,396       37,594     3.86          815,082       21,485    2.64
Brokered Time deposits                        499,523       23,780     4.76          384,701       17,298    4.50
Short-term borrowings                         783,988       35,551     4.53          765,239       21,326    2.79
Long-term debt                                850,836       43,365     5.10        1,049,267       40,948    3.90
                                          -----------   ----------               -----------   ----------
  Total interest-bearing liabilities        4,906,716      162,231     3.31        4,908,718      116,092    2.37
                                          -----------   ----------               -----------   ----------
Noninterest-bearing demand deposits           773,369                                808,137
Other liabilities                              41,276                                 35,189
Stockholders' equity                          653,822                                629,354
                                          -----------                            -----------
Total liabilities and stockholders' equity $6,375,183                             $6,381,398
                                          ===========                            ===========
Net interest-earning assets                $  761,966                             $  756,055
                                          ===========                            ===========
Net interest income (tax-equivalent)                       206,158                                199,475
Less: tax-equivalent adjustment                              2,155                                    765
                                                        ----------                             ----------
Net interest income                                      $ 204,003                              $ 198,710
                                                        ==========                             ==========

Net yield on interest-earning assets                                   3.64 %                                3.52 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME


                                                                                                               2006/2005
                                              -------------------------------------------------         Income/Expense Variance
                                                    Ytd 2006 to Ytd 2005 Increase/(Decrease)                  Due to Change In
                                              --------------------------------------------------      ---------------------------
(dollars in thousands)                           Average        %          Income/        %             Average        Average
(tax-equivalent basis)                           Balance      Change       Expense      Change            Rate          Volume
                                              ------------   --------     ----------   ----------     ------------    -----------
ASSETS:
Interest-earning assets:
Originated and acquired residential             $ (175,857)    (31.1)%     $ (8,805)     (26.6)%          $  2,031        $(10,836)
Home equity                                        157,008      19.6         19,729       43.6              10,008           9,721
Marine                                             (33,389)     (7.8)        (1,357)      (6.1)                410          (1,767)
Other consumer                                      (5,466)    (15.3)          (666)     (22.3)               (233)           (433)
Commercial mortgage                                (23,764)     (5.0)         1,756        5.9               3,294          (1,538)
Residential construction                           185,426      56.1         21,203       92.4               6,219          14,984
Commercial construction                             13,990       4.7          5,511       29.5               4,602             909
Commercial business                                 30,498       4.6          7,640       17.6               5,590           2,050
                                               -----------                ---------
    Total loans                                    148,446       4.1         45,011       20.6
                                               -----------                ---------
Loans held for sale                                  2,332      31.7            212       48.1                  60             152
Short-term investments                               1,088      14.5            199       90.9                 163              36
Taxable investment securities                     (218,753)    (10.8)         3,238        3.4              14,179         (10,941)
Tax-advantaged investment securities                70,796     393.8          4,162      344.8                (132)          4,294
                                               -----------                ---------
    Total investment securities                   (147,957)     (7.2)         7,400        7.7
                                               -----------                ---------
    Total interest-earning assets                    3,909       0.1         52,822       16.7              52,604             218
                                               -----------                ---------
Less: allowance for loan losses                     (1,121)     (2.4)
Cash and due from banks                            (17,237)    (12.3)
Other assets                                         5,992       1.0
                                               -----------
Total assets                                    $   (6,215)     (0.1)
                                               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits                $  (24,103)     (4.2)           642       30.3                 734             (92)
Money market deposits                                8,176       1.4          5,801       53.8               5,648             153
Savings deposits                                   (79,529)    (10.8)           463       21.7                 712            (249)
Direct Time deposits                               158,314      19.4         16,109       75.0              11,364           4,745
Brokered Time deposits                             114,822      29.8          6,482       37.5               1,066           5,416
Short-term borrowings                               18,749       2.5         14,225       66.7              13,690             535
Long-term debt                                    (198,431)    (18.9)         2,417        5.9              11,066          (8,649)
                                               -----------                ---------
    Total interest-bearing liabilities              (2,002)     (0.0)        46,139       39.7              46,186             (47)
                                               -----------                ---------
Noninterest-bearing demand deposits                (34,768)     (4.3)
Other liabilities                                    6,087      17.3
Stockholders' equity                                24,468       3.9
                                               -----------
Total liabilities and stockholders' equity      $   (6,215)     (0.1)
                                               ===========
Net interest-earning assets                     $    5,911       0.8
                                               ===========
Net interest income (tax-equivalent)                                          6,683        3.4            $  6,418        $    265
Less: tax-equivalent adjustment                                               1,390      181.7
                                                                          ---------
Net interest income                                                        $  5,293        2.7
                                                                          =========